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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                     001-32312              98-0442987
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  (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA               30326
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 29, 2006, Novelis Inc. (the "Company") appointed Robert M. Patterson, age 33, as principal accounting officer in addition to his role as Vice President and Controller of Novelis Inc. From May 2001 until March of 2006, Mr. Patterson was with SPX Corporation, where he held a number of senior financial roles, most recently Vice President and Segment Chief Financial Officer. Prior to that, he was with Arthur Andersen LLP from May 1996 to May 2001, most recently as an audit manager. His experience includes extensive work in Europe and China. Mr. Patterson, a Certified Public Accountant, earned a Bachelor's Degree in Business Administration and a Master's Degree in Accounting from the University of Michigan.

         Mr. Patterson signed an offer letter on February 23, 2006, and will receive an annual base salary of $260,000 and a one-time sign-on bonus in the gross amount of $50,000. In addition, Mr. Patterson will also be eligible for short term incentive pay with a target payout equal to 45% of his base salary annually. Mr. Patterson will also be eligible to participate in our long-term incentive plan if approved by shareholders (with a target annual opportunity level of $155,000, subject to adjustment of up to 2.5 times depending on performance) and will receive perquisites customarily provided to our executives, including a company automobile. Mr. Patterson will also participate in our broad based employee benefit and health plans. We have agreed to pay certain relocation costs and reimburse travel expenses in connection with Mr. Patterson's relocation to Atlanta, Georgia, including the purchase of his home if he is unsuccessful in selling it after reasonable effort. Under the offer letter, he will also be entitled to receive 12 months severance pay and benefits if terminated.

         As previously disclosed on June 28, 2006, the Company and Rick Dobson, the incoming Chief Financial Officer, executed an offer letter on June 23, 2006. On June 29, 2006, the parties amended the offer letter to include a previously agreed upon sign-on bonus. Per the terms of the amended offer letter, Mr. Dobson will receive $125,000 upon his employment and $125,000 on the first anniversary of his employment, contingent upon him being employed as the Chief Financial Officer at that time. The remaining terms of the amended offer letter are identical to the terms disclosed in the Form 8-K filed on June 28, 2006.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) As described in Item 1.01 above, the Company appointed Robert M. Patterson as principal accounting officer in addition to his role as Vice President and Controller of Novelis Inc. on June 29, 2006. The description of Mr. Patterson's offer letter and biographical information provided in Item 1.01 is incorporated herein by reference.

         The description of Mr. Dobson's offer letter provided in Item 1.01 is incorporated herein by reference.

(d) On June 30, 2006, the Company issued a press release announcing the appointment of Edward A. Blechschmidt to the Novelis Board of Directors, effective immediately. The Board of Directors has not yet determined the committee or committees of the Board of Directors on which Mr. Blechschmidt will serve. A copy of the press release is attached hereto and is incorporated herein by reference.

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

10.1     Novelis Inc. press release dated June 30, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NOVELIS INC.

Date:  June 30, 2006                                 By: /s/ David Kennedy
                                                         -----------------------
                                                         David Kennedy
                                                         Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number       Description
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10.1         Novelis Inc. press release dated June 30, 2006